UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 21, 2008

Aberdeen Asia-Pacific Income Fund, Inc.

(Exact name of registrant as specified in its charter)

Maryland

(State or other jurisdiction

of incorporation)

Investment Company Act File No. 811-04611

800 Scudders Mill Road,

Plainsboro, New Jersey 08536

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 1-866-839-5233

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Aberdeen Asia-Pacific Income Fund, Inc. has resolved to redeem each of the outstanding series of Auction Market Preferred Stock (the “AMPS”), with an aggregate liquidation preference of US$600 million, pursuant to their terms and replace the AMPS with borrowing of an equivalent amount from a syndicate of major financial institutions. The AMPS are designated, respectively, as Series A (CUSIP: 003009206), Series B (CUSIP: 003009305), Series C (CUSIP: 003009404), Series D (CUSIP: 003009503), Series E (CUSIP: 003009602), Series F (CUSIP: 003009701), Series G (CUSIP: 003009800), Series H (CUSIP: 003009883), and Series I (CUSIP: 003009875).

Item 9.01 Financial Statements and Exhibits

The following exhibits are filed as part of this report:

(99.1)	Press Release

(99.2)	Notice of Redemption

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 21, 2008	Aberdeen Asia-Pacific Income Fund, Inc. (Registrant)

/s/ Jennifer Nichols
Jennifer Nichols Vice President